UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 April 26, 2005
                Date of Report (Date of earliest event reported)

                     PEAPACK-GLADSTONE FINANCIAL CORPORATION
             (Exact name of Registrant as Specified in its Charter)

                                   New Jersey
                 (State or Other Jurisdiction of Incorporation)

                   001-16197                  22-3537895
           (Commission File Number) (IRS Employer Identification No.)

               158 Route 206, Peapack-Gladstone, New Jersey 07934
                    (Address of principal executive offices)

                                 (908) 234-0700
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02   Results of Operations and Financial Condition.

On April 26, 2005, Peapack-Gladstone Financial Corporation (the "Corporation") issued a press release reporting earnings and other financial results for its first quarter of 2005, which ended March 31, 2005. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference in its entirety.

The information disclosed under this Item 2.02, including Exhibit 99.1, shall be considered "furnished" but not "filed" for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01   Financial Statements and Exhibits.

     (c) Exhibit.

                Exhibit No.  Title
                -----------  -----

                99.1         Press Release dated April 26, 2005.

The press release disclosed in this Item 9.01 as Exhibit 99.1 shall be considered "furnished" but not "filed" for purposes of the Securities Exchange Act of 1934, as amended.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                PEAPACK-GLADSTONE FINANCIAL CORPORATION

Dated: April 29, 2005           By: /s/ Arthur F. Birmingham
                                    ----------------------------
                                    Arthur F. Birmingham
                                    Executive Vice President and
                                    Chief Financial Officer




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                                  EXHIBIT INDEX

                  Exhibit No.        Title
                  -----------        -----

                  99.1               Press Release dated April 26, 2005.